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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 1999

                            MCLEODUSA INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE               0-20763                42-1407240
     (STATE OR OTHER        (COMMISSION             (IRS EMPLOYER
      JURISDICTION          FILE NUMBER)        IDENTIFICATION NUMBER)
   OF INCORPORATION)

              MCLEODUSA TECHNOLOGY PARK                 52406-3177
6400 C STREET, S.W., P.O. BOX 3177, CEDAR RAPIDS, IA    (ZIP CODE)

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 364-0000

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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

FIRST QUARTER RESULTS FOR 1999

        On April 27, 1999, the Company issued a press release announcing its first quarter results for 1999. Revenues were $181.1 million for the quarter ended March 31, 1999, an increase of 35 percent compared to revenues of $134.3 million for the third quarter of 1998. Net loss for the quarter was $47.5 million or $(0.72) per share compared to a net loss of $30.3 million or $(0.49) per share for the first quarter of 1998. EBITDA (earnings before interest, taxes, depreciation and amortization) for the quarter was a positive $8.8 million compared with EBITDA of $0.5 million a year ago. Enclosed as Exhibit
99.1 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the press release issued by the Company on April 27, 1999.

                                   * * * * *

        Certain statements contained in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties, including, but not limited to revision of expansion plans, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the Company's business, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experiences of McLeodUSA Incorporated to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Business- Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K for its fiscal year ended December 31,
1998, which is filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits.



       99.1 Press Release, dated April 27, 1999, announcing the Company's first quarter results for 1999.


                                       2
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                                  SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                             McLeodUSA Incorporated

Date: May 4, 1999


                                             By: /s/ RANDALL RINGS
                                                 -----------------------------
                                                         RANDALL RINGS
                                                 VICE PRESIDENT, SECRETARY AND
                                                        GENERAL COUNSEL
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                                 EXHIBIT INDEX

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                                                              PAGE NUMBER
                                                             IN SEQUENTIAL
EXHIBIT NUMBER                   EXHIBIT                    NUMBERING SYSTEM
--------------                   -------                    ----------------
    99.1            Press Release, dated April 27, 1999,
                    announcing the Company's first quarter
                    results for 1999.